                                                                     Exhibit 4.1



          NUMBER                                        [GRAPHIC]                                           SHARES
     C

    INCORPORATED UNDER THE LAWS                         [RPM LOGO]                              THIS CERTIFICATE IS TRANSFERABLE
       OF THE STATE OF OHIO                                                                        IN THE CITY OF CHICAGO OR IN
                                                                                                      THE CITY OF NEW YORK

                                                                                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                        CUSIP 749685 10 3


     This Certifies that








      is the owner of


                      FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE OF



      RRM, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the express terms and provisions of the Amended Articles of
      Incorporation of the Corporation filed in the office of the Secretary of State of Ohio. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.
        Witness the facsimile seal of the         RPM, INC.       Corporation and the facsimile signatures
      of its duly authorized offices.             CORPORATE

                                                     SEAL
      Dated:                                         OHIO                    RPM, Inc.         COUNTERSIGNED AND REGISTERED:
                                                                                                   HARRIS TRUST AND SAVINGS BANK
                                                                                                       TRANSFER AGENT AND REGISTRAR

                                                                                               BY            AUTHORIZED SIGNATURE

          /s/ P. Kelly Tompkins                                          /s/ Thomas C. Sullivan
                 SECRETARY                                                       CHAIRMAN





                                              AMERICAN BANK NOTE COMPANY

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


                                   RPM, INC.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common             UNIF GIFT MIN ACT- ________Custodian________
         TEN ENT - as tenants by the entireties                         (Cust)           (Minor)
         JT TEN  - as joint tenants with right of                   under Uniform Gifts to Minors
                   survivorship and not as tenants                   Act_______________
                   in common                                              (State)

     Additional abbreviations may also be used though not in the above list.

                             ---------------------


               The Corporation will mail to the holder of record of the shares represented by this certificate (without charge to the holder) within five days after receipt of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and a copy of the express terms, if any, of the other class or classes and series of shares, if any, which the Corporation is authorized to issue. Any such request should be addressed to the Secretary of the Corporation at 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.


         For Value Received, ____________________hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

        --------------------------------------

        --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   of the Shares
------------------------------------------------------------------
represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                      Attorney
---------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      --------------------------



             -----------------------------------------------------------------
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                     EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


--------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.